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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549

				   FORM 8-K

				CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 11, 2005
						       --------------

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

	   OHIO                        0-5544               31-0783294
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

		     9450 Seward Road, Fairfield, Ohio  45014
	       (Address of principal executive offices) (Zip Code)

				(513) 603-2400
	      (Registrant's telephone number, including area code)

				Not Applicable
	  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02(b)  Departure of Directors or Principal Officers
------------

On April 11, 2005 The Ohio Casualty Insurance Company (the "Company") announced the resignation of Senior Vice President of Human Resources Mr. Howard L. Sloneker III effective May 18, 2005, and the appointment of Lynn C. Schoel to that position. A copy of the press release announcing Mr. Sloneker's resignation and Ms. Schoel's appointment is attached as Exhibit 99 and hereby incorporated by reference into this Item 5.02.


ITEM 9.01.   Financial Statements and Exhibits
---------

(c)     Exhibits

	Exhibit No.     Description
	----------      -----------

	    99 Press release dated April 11, 2005, announcing the resignation of Howard L. Sloneker and the appointment of Lynn C. Schoel as Senior Vice President of The Ohio Casualty Insurance Company, and posted on the Corporation's website at http://www.ocas.com.




				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



					    OHIO CASUALTY CORPORATION
					    -------------------------
						   (Registrant)




April 11, 2005                              /s/Debra K. Crane
					    ------------------------------
					    Debra K. Crane, Senior Vice
					     President, General Counsel and
					     Secretary



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				Exhibit Index
				-------------


			 Current Report on Form 8-K
			    Dated April 11, 2005


Exhibit No.     Description
----------      -----------

    99 Press release dated April 11,2005, announcing the resignation of Howard L. Sloneker and the appointment of Lynn C. Schoel as Senior Vice President of The Ohio Casualty Insurance Company, and posted on the Corporation's website at http://www.ocas.com.





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